Property, Plant And Equipment	12 Months Ended
Dec. 31, 2014
Property, Plant and Equipment [Abstract]
Property, Plant And Equipment
Note 6 – Property, Plant and Equipment

		December 31, 2014		December 31, 2013
(Thousands of dollars)	Estimated Useful Life	Cost	Net	Cost	Net
Land		$527,158	527,158	519,542	519,542
Pipeline and terminal facilities	16 to 25 years	88,447	36,384	85,907	36,114
Retail gasoline stations	3 to 50 years	1,229,582	662,954	1,110,340	611,132
Buildings	20 to 45 years	18,160	8,328	17,829	8,608
Other	3 to 20 years	47,801	13,257	43,836	13,686
		$1,911,148	$1,248,081	$1,777,454	$1,189,082

At year-end 2012, the Company wrote down its net investment in the ethanol production facility in Hereford, Texas, taking a pre-tax impairment charge of $60,988,000.  The write down was required based on expected weak ethanol production margins at the plant in future periods. Fair value was determined using a discounted cash flow model for three years, plus an estimated terminal value based on a multiple of the last year’s cash flow. Certain key assumptions used in the cash flow model included use of available futures prices for corn and ethanol products. Additional key assumptions included estimated future ethanol and distillers’ grain production levels, estimated future operating expenses, and estimated sales prices for distillers’ grain. This impairment is reflected in Discontinued Operations for the year ended December 31, 2012.